UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On November 2, 2023, Viasat, Inc. (“Viasat”) announced that it reached an important milestone in its integration program following its acquisition of Inmarsat. As part of its ongoing strategy to streamline operations and better serve its growing customer base, Viasat has completed a rationalization of roles in its global business, which is intended to achieve both operational and cost efficiencies. As part of the role rationalization, Viasat will reduce its global workforce by approximately 800 roles, or approximately 10% of its global workforce. Viasat expects to incur charges associated with the workforce reduction of approximately $45 million, primarily related to employee severance payments, benefits and related termination costs. Viasat expects that these charges will be predominantly incurred during the second half of fiscal year 2024.

The estimates of charges, costs and expenses that Viasat expects to incur in connection with the workforce reduction are subject to a number of assumptions and actual results may differ materially from estimates. Viasat may also incur additional cash expenditures or charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the workforce reduction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements that refer to the timing and scope of the workforce reduction, the amount and timing of the related charges and costs, and intended objectives and benefits of the workforce reduction. Readers are cautioned that actual results could differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: the preliminary nature of Viasat’s estimates of the charges and cash expenditures to be incurred, any timing delays in implementing the workforce reduction due to legal requirements or otherwise, and potential disruptions to Viasat’s business and operations. In addition, please refer to the risk factors contained in Viasat’s SEC filings available at www.sec.gov, including Viasat’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: November 2, 2023	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel

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